SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

      This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

      The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                                SUB-ITEM 77Q1(e)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                   AIM COUNSELOR SERIES TRUST
                                   AIM EQUITY FUNDS
                                   AIM FUNDS GROUP
                                   AIM GROWTH SERIES
                                   AIM INTERNATIONAL MUTUAL FUNDS
                                   AIM INVESTMENT FUNDS
                                   AIM INVESTMENT SECURITIES FUNDS
                                   AIM SECTOR FUNDS
                                   AIM SPECIAL OPPORTUNITIES FUNDS
                                   AIM STOCK FUNDS
                                   AIM SUMMIT FUND
                                   AIM TREASURER'S SERIES TRUST
                                   AIM VARIABLE INSURANCE FUNDS
                                   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

                                   By:   /s/ Robert H. Graham
                                         ---------------------------------------

                                   Title: President

                                   A I M ADVISORS, INC.

                                   By:    /s/ Philip A. Taylor
                                          --------------------------------------

                                   Title: President

                           EXHIBIT TO ADVISORY FEE MOA

     AIM COUNSELOR SERIES TRUST                       WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Advantage Health Sciences Fund   AIM will waive advisory fees to the extent               7/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives do
                                     not exceed an annual base managementfee of 1.25%
                                     of the Fund's average daily net assets, subject to
                                     a maximum performance adjustment upward or
                                     downward of 0.75% annually.  As a result, AIM may
                                     receive a management net fee that ranges from
                                     0.50% to 2.00% of average daily net assets, based
                                     on the Fund's performance.

AIM Multi-Sector Fund                AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

     AIM EQUITY FUNDS                                 WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Capital Development Fund         AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

AIM Charter Fund                     AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $150M
                                     0.615% of the next $4.85B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Constellation Fund               AIM will waive advisory fees to the extent               3/27/2005            12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.615% of the next $4B
                                     0.595% of the next $750M
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

    AIM EQUITY FUNDS - CONTINUED                      WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Large Cap Growth Fund            AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Select Basic Value Fund          AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

     AIM FUNDS GROUP                                  WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Basic Balanced Fund              AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.62% of the first $250M
                                     0.605% of the next $250M
                                     0.59% of the next $500M
                                     0.575% of the next $1.5B
                                     0.56% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.53% of the next $2.5B
                                     0.515% of the excess over $10B

AIM European Small Company Fund      AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81% of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

AIM Global Value Fund                AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives
                                     does not exceed the annualized rates listed below.

                                     0.80% of the first $250M
                                     0.78% of the next $250M
                                     0.76% of the next $500M
                                     0.74% of the next $1.5B
                                     0.72% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.68% of the next $2.5B
                                     0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

    AIM FUNDS GROUP - CONTINUED                       WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM International Small Company      AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
Fund                                 necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81% of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund         AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

AIM Select Equity Fund               AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Small Cap Equity Fund            AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

       AIM GROWTH SERIES                              WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Basic Value Fund                 AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Global Equity Fund               AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.80% of the first $250M
                                     0.78% of the next $250M
                                     0.76% of the next $500M
                                     0.74% of the next $1.5B
                                     0.72% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.68% of the next $2.5B
                                     0.66% of the excess over $10B

  AIM INTERNATIONAL MUTUAL FUNDS                      WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Asia Pacific Growth Fund         AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81% of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

AIM European Growth Fund             AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81%of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

AIM Global Aggressive Growth Fund    AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.80% of the first $250M
                                     0.78% of the next $250M
                                     0.76% of the next $500M
                                     0.74% of the next $1.5B
                                     0.72% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.68% of the next $2.5B
                                     0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

 AIM INTERNATIONAL MUTUAL FUNDS -
         CONTINUED                                    WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Global Growth Fund               AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.80% of the first $250M
                                     0.78% of the next $250M
                                     0.76% of the next $500M
                                     0.74% of the next $1.5B
                                     0.72% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.68% of the next $2.5B
                                     0.66% of the excess over $10B

AIM International Growth Fund        AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81% of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

      AIM INVESTMENT FUNDS                            WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Developing Markets Fund          AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.935% of the first $250M
                                     0.91% of the next $250M
                                     0.885% of the next $500M
                                     0.86% of the next $1.5B
                                     0.835% of the next $2.5B
                                     0.81% of the next $2.5B
                                     0.785% of the next $2.5B
                                     0.76% of the excess over $10B

AIM Global Health Care Fund          AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

 AIM INVESTMENT FUNDS - CONTINUED                     WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Trimark Endeavor Fund            AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

AIM Trimark Fund                     AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.80% of the first $250M
                                     0.78% of the next $250M
                                     0.76% of the next $500M
                                     0.74% of the next $1.5B
                                     0.72% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.68% of the next $2.5B
                                     0.66% of the excess over $10B

AIM Trimark Small Companies Fund     AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

 AIM INVESTMENT SECURITIES FUNDS                      WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Real Estate Fund                 AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

       AIM SECTOR FUNDS                               WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Energy Fund                      AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM Financial Services Fund          AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM Gold & Precious Metals Fund      AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM Leisure Fund                     AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM Technology Fund                  AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

   AIM SECTOR FUNDS - CONTINUED                       WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Utilities Fund                   AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

 AIM SPECIAL OPPORTUNITIES FUNDS                      WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Opportunities II Fund            AIM will waive advisory fees to the extent               7/1/2006              6/30/2007
                                     necessary so that advisory fees AIM receives do
                                     not exceed an annual base management fee of 1.00%
                                     of the Fund's average daily net assets, subject to
                                     a maximum performance adjustment upward or
                                     downward of 0.50% annually. As a result, AIM may
                                     receive a management net fee that ranges from
                                     0.50% to 1.50% of average daily net assets, based
                                     on the Fund's performance.

AIM Opportunities III Fund           AIM will waive advisory fees to the extent               7/1/2006              6/30/2007
                                     necessary so that advisory fees AIM receives do
                                     not exceed an annual base management fee of 1.00%
                                     of the Fund's average daily net assets, subject to
                                     a maximum performance adjustment upward or
                                     downward of 0.50% annually. As a result, AIM may
                                     receive a management net fee that ranges from
                                     0.50% to 1.50% of average daily net assets, based
                                     on the Fund's performance.

        AIM STOCK FUNDS                               WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM S&P 500 Index Fund               AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.25% of the first $250M
                                     0.24% of the next $250M
                                     0.23% of the next $500M
                                     0.22% of the next $1.5B
                                     0.21% of the next $2.5B
                                     0.20% of the next $2.5B
                                     0.19% of the next $2.5B
                                     0.18% of the excess over $10B

        AIM SUMMIT FUND                               WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM Summit Fund                      AIM will waive advisory fees to the extent               1/1/2005              6/30/2007
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

  AIM TREASURER'S SERIES TRUST                        WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
Premier Portfolio                    AIM will waive advisory fees in the amount of            2/25/2005             6/30/2007
                                     0.08% of the Funds average daily net assets

Premier U.S. Government Money        AIM will waive advisory fees in the amount of            2/25/2005             6/30/2007
Portfolio                            0.08% of the Funds average daily net assets

   AIM VARIABLE INSURANCE FUNDS                       WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM V. I. Basic Balanced Fund        AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.62% of the first $150M
                                     0.50% of the next $4.85B
                                     0.475% of the next $5B
                                     0.45% of the excess over $10B

AIM V. I. Basic Value Fund           AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund  AIM will waive advisory fees to the extent               05/01/2006*          12/31/2009*
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below. *

                                     0.695% of the first $250M
                                     0.625% of the next $750M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM V. I. Capital Development Fund   AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

----------

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                           EXHIBIT TO ADVISORY FEE MOA

 AIM VARIABLE INSURANCE FUNDS -
          CONTINUED                                   WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM V. I. Core Equity Fund           AIM will waive advisory fees to the extent               1/1/2005             12/31/2009*
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund    AIM will waive advisory fees to the extent               1/1/2005             12/31/2009
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM V. I. Dynamics Fund              AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

AIM V. I. Financial Services Fund    AIM will waive advisory fees to the extent             1/1/2005                4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund     AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

----------

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                           EXHIBIT TO ADVISORY FEE MOA

  AIM VARIABLE INSURANCE FUNDS -
           CONTINUED                                  WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM V. I. Global Real Estate Fund    AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund      AIM will waive advisory fees to the extent               06/12/2006*          12/31/2009*
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.695% of the first $250M
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM V. I. Leisure Fund               AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund      AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund      AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.745% of the first $250M
                                     0.73% of the next $250M
                                     0.715% of the next $500M
                                     0.70% of the next $1.5B
                                     0.685% of the next $2.5B
                                     0.67% of the next $2.5B
                                     0.655% of the next $2.5B
                                     0.64% of the excess over $10B

----------

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

                           EXHIBIT TO ADVISORY FEE MOA


     AIM VARIABLE INSURANCE
         FUNDS - CONTINUED                            WAIVER DESCRIPTION                   EFFECTIVE DATE       EXPIRATION DATE
----------------------------------   --------------------------------------------------    --------------       ---------------
AIM V. I. Technology Fund            AIM will waive advisory fees to the extent               1/1/2005              4/30/2008
                                     necessary so that advisory fees AIM receives does
                                     not exceed the annualized rates listed below.

                                     0.75% of the first $250M
                                     0.74% of the next $250M
                                     0.73% of the next $500M
                                     0.72% of the next $1.5B
                                     0.71% of the next $2.5B
                                     0.70% of the next $2.5B
                                     0.69% of the next $2.5B
                                     0.68% of the excess over $10B